[LOGO]                          First Allmerica Financial Life Insurance Company
                                         440 Lincoln Street, Worcester, MA 01653
VARIABLE ANNUITY APPLICATION                           Allmerica Select Advocate
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1 MY INVESTMENT How much I want to invest.
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I am investing $________________ in Allmerica Select [Advocate.] (Minimum $10,000. Make check payable to Allmerica Financial.)

If IRA, Roth, or SEP-IRA application, this payment is a (check one):

/ / Rollover/Conversion           / / Trustee to Trustee Transfer
/ / Payment for Tax Year _______

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2 WHERE Where I want my money invested.
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Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages.

_____ % Select Emerging Mkts.      _____ % Select Gr. & Inc.
_____ % Select Int'l Equity        _____ % Fidelity VIP Eq. Inc.
_____ % T. Rowe Price Int'l        _____ % Fidelity VIP High Inc.
_____ % Select Aggr. Growth        _____ % Select Inv. Grade Inc.
_____ % Select Capital Appr.       _____ % Allmerica Money Mkt.
_____ % Select Value Opp.          _____ % Fixed Account
_____ % Select Growth
_____ % Select Strategic Gr.
_____ % Fidelity VIP Growth

Guarantee Period Accounts (GPA) ($1,000 minimum per Account)

____ % 3 Year    ____ % 6 Year ____ % 8 Year
____ % 5 Year    ____ % 7 Year ____ % 9 Year  ____ % 10 Year

MODEL PORTFOLIOS
/ / Accumulator / / Builder / / Provider / / Saver / /Preserver

TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.

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3 ACCOUNT REBALANCING
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/ / I elect Automatic Account Rebalancing of the VARIABLE ACCOUNTS to the allocations specified in Section 2.

     / / Monthly  / / Quarterly  / / Semi-Annually  / / Annually

AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT
BE IN EFFECT SIMULTANEOUSLY.

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4 DOLLAR COST AVERAGING
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Select ONE account from which to transfer money.
Be sure you have allocated money to this account in Section 2.

Transfer $____________ ($100 Minimum)

FROM  / / Fixed Account or / / Select Income* or / / Money Market*
     (*This account cannot be selected in the allocation below.)

EVERY / / Month  / / 3 Mos.  / / 6 Mos.  / / 12 Mos.
INTO:
_____ % Select Emerging Mkts.      _____ % Select Strategic Gr.
_____ % Select Int'l Equity        _____ % Fidelity VIP Growth
_____ % T. Rowe Price Int'l        _____ % Select Gr. & Inc.
_____ % Select Aggr. Growth        _____ % Fidelity VIP Eq. Inc.
_____ % Select Capital Appr.       _____ % Fidelity VIP High Inc.
_____ % Select Value Opp.          _____ % Select Inv. Grade Inc.
_____ % Select Growth              _____ % Allmerica Money Mkt.
                                   100 % Total

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5 THE OWNER            Please Print Clearly
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OWNER'S First Name                    Middle                  Last


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Street Address


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City                                  State                    Zip

        -      -                           /    /          / /M    / / F
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Owner's Social Security Number      Date of Birth/Trust       Sex

(      )
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Daytime Phone Number


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JOINT OWNER'S First Name                Middle                   Last

        -      -                           /    /          / /M    / / F
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Co-owner's Social Security Number     Date of Birth          Sex

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6 THE ANNUITANT Please Print Clearly
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Complete this section if the Annuitant is someone other than the Owner.

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ANNUITANT'S First Name                  Middle                   Last

        -      -                           /    /          / /M    / / F
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Annuitant's Social Security Number     Date of Birth            Sex

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JOINT ANNUITANT'S First Name            Middle                   Last

        -      -                           /    /          / /M    / / F
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Joint Annuitant's Social Security Number    Date of Birth       Sex

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7 BENEFICIARY   Please Print Clearly
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If there are Joint Owners, the survivor is always Primary Beneficiary.


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Name of Primary Beneficiary                     Relationship to Owner


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Name of Contingent Beneficiary                  Relationship to Owner

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8 OPTIONAL RIDERS
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I elect: / / Enhanced Death Benefit

         / / ----------------------------------

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9 REPLACEMENT
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Will the proposed certificate replace any existing annuity or life insurance policy? / / Yes / / No

(If yes, list company name and policy number.)

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10 TYPE OF ACCOUNT TO BE ISSUED
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(CHECK ONLY ONE.)

/ / Non-Qualified   / / Non-Qualified Deferred Comp.
/ / Regular IRA     / / Roth IRA   / / SEP-IRA*

*Attach required additional forms. Existing Case # ______________

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11 REMARKS
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12 SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

/ / Please send me a Statement of Additional Information (SAI).
/X/
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Signature of Owner             Signed at (City and State)                Date
/X/
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Signature of Joint Owner       Signed at (City and State)                Date

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13 FOR REGISTERED REP USE ONLY
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DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE
INSURANCE POLICY(IES)? / / YES / / NO   If yes, attach replacement forms as
required. As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the certificate applied for is suitable for the Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

/X/
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Signature of                   Print Name of                   Telephone
Registered Representative      Registered Representative

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Social Security #                        Registered Rep #       E-Mail Address

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Name of Broker/Dealer           Branch #

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Branch Office Street Address for Certificate Delivery      City     State    Zip



       ALLMERICA SELECT - FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
AS-693NY (5/00)       440 LINCOLN STREET - WORCESTER, MA 01653